Exhibit 99.1

Contact:	US Airways
Dan Cravens
480-693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS REPORTS RECORD SEPTEMBER LOAD FACTOR
TEMPE, Ariz. Oct. 5, 2011 — US Airways Group, Inc. (NYSE: LCC) today announced September, quarter and year-to-date 2011 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.9 billion, down 0.9 percent versus September 2010. Mainline capacity was 5.8 billion available seat miles (ASMs), down 2.7 percent versus September 2010. Mainline passenger load factor was a record 83.6 percent for the month of September, up 1.5 points versus September 2010.
US Airways’ President Scott Kirby said, “Our September consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 14 percent versus the same period last year.”
For the month of September, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was 80.7 percent with a completion factor of 99.1 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended September 30, 2011 and 2010, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
SEPTEMBER

	2011	2010	Change
Mainline Revenue Passenger Miles (000)
Domestic	3,488,244	3,546,454	(1.6)%
Atlantic	1,145,351	1,110,513	3.1%
Latin	232,586	252,579	(7.9)%

Total Mainline Revenue Passenger Miles	4,866,181	4,909,546	(0.9)%

Mainline Available Seat Miles (000)
Domestic	4,142,933	4,340,971	(4.6)%
Atlantic	1,373,587	1,316,566	4.3%
Latin	301,653	319,702	(5.6)%

Total Mainline Available Seat Miles	5,818,173	5,977,239	(2.7)%

Mainline Load Factor (%)
Domestic	84.2	81.7	2.5	pts
Atlantic	83.4	84.3	(0.9	)pts
Latin	77.1	79.0	(1.9	)pts

Total Mainline Load Factor	83.6	82.1	1.5	pts

Mainline Enplanements
Domestic	3,666,620	3,739,779	(2.0)%
Atlantic	278,255	275,712	0.9%
Latin	162,520	182,274	(10.8)%

Total Mainline Enplanements	4,107,395	4,197,765	(2.2)%
QUARTER TO DATE

	2011	2010	Change
Mainline Revenue Passenger Miles (000)
Domestic	11,707,721	11,495,686	1.8%
Atlantic	3,638,419	3,481,548	4.5%
Latin	1,124,905	1,181,361	(4.8)%

Total Mainline Revenue Passenger Miles	16,471,045	16,158,595	1.9%

Mainline Available Seat Miles (000)
Domestic	13,500,079	13,638,637	(1.0)%
Atlantic	4,227,803	4,091,117	3.3%
Latin	1,305,484	1,413,235	(7.6)%

Total Mainline Available Seat Miles	19,033,366	19,142,989	(0.6)%

Mainline Load Factor (%)
Domestic	86.7	84.3	2.4	pts
Atlantic	86.1	85.1	1.0	pts
Latin	86.2	83.6	2.6	pts

Total Mainline Load Factor	86.5	84.4	2.1	pts

Mainline Enplanements
Domestic	11,786,403	11,739,989	0.4%
Atlantic	894,501	862,133	3.8%
Latin	839,057	884,976	(5.2)%

Total Mainline Enplanements	13,519,961	13,487,098	0.2%

YEAR TO DATE

	2011	2010	Change
Mainline Revenue Passenger Miles (000)
Domestic	33,973,541	32,921,873	3.2%
Atlantic	8,495,548	7,798,657	8.9%
Latin	3,831,759	4,021,455	(4.7)%

Total Mainline Revenue Passenger Miles	46,300,848	44,741,985	3.5%

Mainline Available Seat Miles (000)
Domestic	40,029,654	39,455,988	1.5%
Atlantic	10,484,263	9,579,701	9.4%
Latin	4,670,447	5,126,139	(8.9)%

Total Mainline Available Seat Miles	55,184,364	54,161,828	1.9%

Mainline Load Factor (%)
Domestic	84.9	83.4	1.5	pts
Atlantic	81.0	81.4	(0.4	)pts
Latin	82.0	78.4	3.6	pts

Total Mainline Load Factor	83.9	82.6	1.3	pts

Mainline Enplanements
Domestic	34,884,381	33,916,909	2.9%
Atlantic	2,091,199	1,928,296	8.4%
Latin	2,847,257	3,008,006	(5.3)%

Total Mainline Enplanements	39,822,837	38,853,211	2.5%
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
SEPTEMBER

	2011	2010	Change
Express Revenue Passenger Miles (000)
Domestic	189,623	197,041	(3.8)%

Express Available Seat Miles (000)
Domestic	252,918	266,962	(5.3)%

Express Load Factor (%)
Domestic	75.0	73.8	1.2	pts

Express Enplanements
Domestic	656,124	701,118	(6.4)%
QUARTER TO DATE

	2011	2010	Change
Express Revenue Passenger Miles (000)
Domestic	592,691	602,020	(1.5)%

Express Available Seat Miles (000)
Domestic	797,614	823,779	(3.2)%

Express Load Factor (%)
Domestic	74.3	73.1	1.2	pts

Express Enplanements
Domestic	2,036,068	2,131,280	(4.5)%
YEAR TO DATE

	2011	2010	Change
Express Revenue Passenger Miles (000)
Domestic	1,725,699	1,624,842	6.2%

Express Available Seat Miles (000)
Domestic	2,378,307	2,310,786	2.9%

Express Load Factor (%)
Domestic	72.6	70.3	2.3	pts

Express Enplanements
Domestic	5,909,779	5,887,952	0.4%
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
SEPTEMBER

	2011	2010	Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,677,867	3,743,495	(1.8)%
Atlantic	1,145,351	1,110,513	3.1%
Latin	232,586	252,579	(7.9)%

Total Consolidated Revenue Passenger Miles	5,055,804	5,106,587	(1.0)%

Consolidated Available Seat Miles (000)
Domestic	4,395,851	4,607,933	(4.6)%
Atlantic	1,373,587	1,316,566	4.3%
Latin	301,653	319,702	(5.6)%

Total Consolidated Available Seat Miles	6,071,091	6,244,201	(2.8)%

Consolidated Load Factor (%)
Domestic	83.7	81.2	2.5	pts
Atlantic	83.4	84.3	(0.9	)pts
Latin	77.1	79.0	(1.9	)pts

Total Consolidated Load Factor	83.3	81.8	1.5	pts

Consolidated Enplanements
Domestic	4,322,744	4,440,897	(2.7)%
Atlantic	278,255	275,712	0.9%
Latin	162,520	182,274	(10.8)%

Total Consolidated Enplanements	4,763,519	4,898,883	(2.8)%
QUARTER TO DATE

	2011	2010	Change
Consolidated Revenue Passenger Miles (000)
Domestic	12,300,412	12,097,706	1.7%
Atlantic	3,638,419	3,481,548	4.5%
Latin	1,124,905	1,181,361	(4.8)%

Total Consolidated Revenue Passenger Miles	17,063,736	16,760,615	1.8%

Consolidated Available Seat Miles (000)
Domestic	14,297,693	14,462,416	(1.1)%
Atlantic	4,227,803	4,091,117	3.3%
Latin	1,305,484	1,413,235	(7.6)%

Total Consolidated Available Seat Miles	19,830,980	19,966,768	(0.7)%

Consolidated Load Factor (%)
Domestic	86.0	83.6	2.4	pts
Atlantic	86.1	85.1	1.0	pts
Latin	86.2	83.6	2.6	pts

Total Consolidated Load Factor	86.0	83.9	2.1	pts

Consolidated Enplanements
Domestic	13,822,471	13,871,269	(0.4)%
Atlantic	894,501	862,133	3.8%
Latin	839,057	884,976	(5.2)%

Total Consolidated Enplanements	15,556,029	15,618,378	(0.4)%
YEAR TO DATE

	2011	2010	Change
Consolidated Revenue Passenger Miles (000)
Domestic	35,699,240	34,546,715	3.3%
Atlantic	8,495,548	7,798,657	8.9%
Latin	3,831,759	4,021,455	(4.7)%

Total Consolidated Revenue Passenger Miles	48,026,547	46,366,827	3.6%

Consolidated Available Seat Miles (000)
Domestic	42,407,961	41,766,774	1.5%
Atlantic	10,484,263	9,579,701	9.4%
Latin	4,670,447	5,126,139	(8.9)%

Total Consolidated Available Seat Miles	57,562,671	56,472,614	1.9%

Consolidated Load Factor (%)
Domestic	84.2	82.7	1.5	pts
Atlantic	81.0	81.4	(0.4	)pts
Latin	82.0	78.4	3.6	pts

Total Consolidated Load Factor	83.4	82.1	1.3	pts

Consolidated Enplanements
Domestic	40,794,160	39,804,861	2.5%
Atlantic	2,091,199	1,928,296	8.4%
Latin	2,847,257	3,008,006	(5.3)%

Total Consolidated Enplanements	45,732,616	44,741,163	2.2%
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs 32,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers more than 21,000 daily flights to 1,185 airports in 185 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. US Airways was the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report for 2010 and 2011. The airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index for the sixth year in a row. The Corporate Equality index is a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. US Airways also ranked #1 among its competing hub-and-spoke network carriers for 2010 performance as rated by the Wichita State University/Purdue University Airline Quality Rating (AQR). For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)
Forward Looking Statements
Certain of the statements contained or referred to herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” and “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand, booking practices and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; our high level of fixed obligations and our ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in our financing arrangements; provisions in our credit card processing and other commercial agreements that may affect our liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; our inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of our hub airports or our focus city; our reliance on third-party regional operators or third-party service providers; our reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; changes in government legislation and regulation; our reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to our business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or our ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; our ability to operate and grow our route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; the impact of any accident involving our aircraft or the aircraft of our regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; our ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in our reports to and filings with the Securities and Exchange Commission (“SEC”). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended June 30, 2011 and in the Company’s other filings with the SEC, which are available at www.usairways.com.
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